T. Rowe Price Industry-Focused Equity Funds

T. Rowe Price Media & Telecommunications Fund, Inc. (741454-10-2; PRMTX)

Supplement to prospectus dated May 1, 2004

The Portfolio Management paragraph in Section 3 of the prospectuses dated May 1, 2004 is updated to reflect the following change, which is effective April 1, 2005.

Portfolio Management

The fund has an Investment Advisory Committee with the following members: P. Robert Bartolo and Henry M. Ellenbogen, Co-chairmen, Kara Cheseby Landers, David J. Eiswert, Frederic Denjoy, Joseph P. Fath, Robert N. Gensler, Robert W. Smith, Ernest C. Yeung, and Wenhua Zhang. P. Robert Bartolo and Henry M. Ellenbogen have been co-chairmen of the fund`s committee since 2005. The committee co-chairmen have day-to-day responsibility for managing the fund and work with the committee in developing and executing the fund`s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time. Mr. Ellenbogen joined T. Rowe Price in 2001 and has been managing investments since that time.

The date of this supplement is March 21, 2005

F121-041 3/21/05